Investments	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Investments	Investments
For the years ended December 31, 2024 and 2023, the Company had the following investment:

	2024	2023
Investment in PrairieSky Royalty Ltd.	$—	$525
INVESTMENT IN PRAIRIESKY ROYALTY LTD.
During 2024, the Company sold its 22.6 million common share investment in PrairieSky Royalty Ltd. ("PrairieSky") for $25.65 per common share with net proceeds at close, after fees and expenses, of $575 million. The Company's investment did not constitute significant influence, and was accounted for at fair value through profit or loss, measured at each reporting date.
The gain from the investment in PrairieSky was comprised as follows:

	2024	2023	2022
Gain from investment	$(50)	$(34)	$(182)
Dividend income	(6)	(22)	(14)
	$(56)	$(56)	$(196)